SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Disciplined Long/Short Growth Fund (the “Fund”)

Upon the recommendation of the Fund’s investment advisor, Deutsche Investment Management Americas Inc. (the “Advisor”), the Fund’s Board has authorized the Fund’s termination and liquidation, which will be effective on or about July 27, 2010 (the “Liquidation Date”). Accordingly, the Fund will redeem all of its outstanding shares on the Liquidation Date. The costs of the liquidation, including the mailing of notification to shareholders, will be borne by the Fund subject to the Advisor’s contractual agreement to maintain the Fund’s total annual operating expenses at specified expense ratios.

Shareholders may exchange their shares for shares of the same class of another DWS fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to exchange into another DWS fund may do so at net asset value without the payment of any contingent deferred sales charge (“CDSC”). Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share for all shares they redeem less any applicable CDSC on such redemption date. Shareholders whose shares are redeemed by the Fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any CDSC.

The exchange or redemption of shares, on or before the Liquidation Date, generally will be a taxable event for shareholders, with the exception of those participating in individual retirement accounts, qualified defined contribution and defined benefit plans, or other qualified retirement vehicles.

In connection with the Fund’s termination and liquidation, the Fund will be closed to new investments effective on or about June 4, 2010, except that qualified retirement plans that currently offer the Fund as an investment option may continue to offer the Fund to their participants until the Liquidation Date.

Please Retain This Supplement for Future Reference

May 27, 2010
DDLSGF-3600